SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                             FORM  8-K

                           CURRENT REPORT





Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of
1934


  Date of Report (Date of earliest event reported): June 12, 1995





                  WEIRTON STEEL CORPORATION
    (Exact name of registrant as specified in its charter)


Delaware
(State of other        (Commission            (IRS Employer
jurisdiction of         File Number)           Identification No.)


400 Three Springs Drive, Weirton, West Virginia         26062
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: 304-797-2000



                       Not Applicable
  (Former name or former address, if changed from last report)




Item 5.  Other Events.

      On June 12, 1995, Weirton Steel Corporation (the "Registrant") issued 10 3/4 Senior Notes due 2005, in an aggregate principal amount of $125,000,000 in a private placement pursuant to Rule
144A. A copy of the press release issued by the Registrant, announcing this offering, was issued on June 5, 1995, and is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

           (c)  Exhibits.
             99.1     Text of Press Release issued by Weirton
                      Steel Corporation, dated June 5, 1995.







                                SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  WEIRTON STEEL CORPORATION


                                  By:    /s/ William R. Kiefer
                                  Name:  William R. Kiefer
                                         Title: Vice President
                                         - Law and Secretary


Date:  June 23, 1995



                           EXHIBIT INDEX



Exhibit

99.1 Text of Press Release issued by Weirton Steel Corporation, dated June 5, 1995.




                                                    EXHIBIT 99.1


                         PRESS RELEASE



     Weirton, WV, June 5, 1995 - Weirton Steel Corporation (NYSE:WS) has agreed to sell $125 million of 10 3/4% Senior Notes due 2005 in a private placement under rule 144A. Proceeds from the issue will be used to repurchase portions of Weirton Steel's outstanding 11 1/2% Senior Notes due in 1998 and 10 7/8% Senior Notes due in 1999. Lazard Freres & Company LLC is the initial purchaser of the Notes in the private placement.

     Weirton Steel Corporation operates an integrated flat-rolled steel producing plant in Weirton, WV.